

Can B̄ Corp

A Health & Wellness Company

DISCLAIMER AND FORWARD LOOKING STATEMENTS

This Slide Deck PowerPoint Presentation contains only preliminary information regarding our Company and "forward-looking statements" within the meaning of the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods.

Examples of forward-looking statements include, among others, statements we make regarding: guidance relating to net income and net income per share; expected operating results, such as revenue growth and earnings; anticipated levels of capital expenditures for the fiscal year; current or future volatility in the credit markets and future market conditions; our belief that we have sufficient liquidity to fund our business operations as planned; expectations of the effect on our financial condition of claims, litigation, contingent liabilities and governmental and regulatory investigations and proceedings; strategy for growth, product development, market position, financial results and reserves; strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.

Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include, among others, the following: economic and financial conditions, continued volatility in the capital or credit markets; the adequacy of our cash flow and earnings and other conditions; developments and changes in laws and regulations.

Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This overview is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in CANB. Any such offer will be made only pursuant to the Company's Regulation A or other offering. This overview may include or be based in part on projections, valuations, estimates and other financial data supplied by third parties, which has not been verified by CANB. This information should not be relied upon for the purpose of investing in the Company or for any other purpose. Any information regarding projected or estimated investment returns are estimates only and should not be considered indicative of the actual results that may be realized or predictive of the performance of the Company. The information contained herein has been prepared by management of the company to assist interested parties in making their evaluation of the Company and does not purport to contain all of the information that a party may desire. In all cases, interested parties should conduct and rely on their own investigation and analysis of the Company and the data set forth herein. All information contained herein is the confidential and proprietary information of the Company and as such, cannot be disclosed, reproduced or distributed without the prior written consent of the CEO of the Company.

The statements made within this presentation have not been evaluated by the U.S. Food and Drug Administration. These statements and the products of this Company are not intended to diagnose, treat, cure or prevent any disease.

Who We Are…

- A Health & Wellness Company
- Highest Quality CBD products on the Market Today (THC Free)
- Diversified verticals
  - Broad Market CBD & Non CBD
  - Hemp:
    1. Growing & Harvesting
    2. Extraction and processing
    3. Isomers- CBN / CBG / CBDA
    4. Industrial Hemp products
- Mass Market
- Medical devices providing alternatives for pain relief and opioid addiction
- Consumer Lifestyle Brands



Can B Corp. is a Health & Wellness company dedicated to delivering the highest quality Health and Wellness products.

The company offers several lines of branded CBD products including tinctures, salves, topicals, skin care products. They are sold to consumers via doctors, medical facilities, retailers, online, and direct.

These brands include Canbiola, developed for the medical community, Seven Chakras, a spa line, Nu Wellness for independent Pharmacies, and Pure Leaf Oil their flagship consumer brand. Additionally, a line of nutritional supplements called, Super Foods has been launched nationwide via internet marketing.

Through our Duramed Division, the company also offers FDA approved ultrasound medical devices that aim to alleviate joint, bone, and muscle pain from injuries and surgery. Sold through doctors and the medical community and rented via medical offices in select No-Fault insurance states and are considered by the Company to be an important part of the solution to solve the opioid crisis.

Our CBD R&D and production facility is in Lacey WA where we create, test, and with proprietary processes, produces the Company's CBD brands and private label products to the industry's highest standards.

The newest additions to the Company portfolio are in the hemp division:

CO- extraction and processing to CBD isolate and industrial hemp grow

TN- processing lab isolate to isomers including Delta-8, CBD, CBG CBDA

FL- processing lab isolate to isomers and further hemp related products

Can B owns and operates Green Grow Farms, which is licensed to grow, cultivate, and extract hemp in the State of New York; however, the Company is not currently operating Green Grow Farms since it is more economically sound to get its biomass product in the market

Investment Highlights

+60%

Annual Growth from

<u>Hemp Division</u>
Revenue
$400,000 / week
Beginning September 2021

Hemp & CBD
USA Potential **$22 Billion** Industry

- Employment of Niche and Broader Consumer
- Go-to-Market Strategies for CBD Lines

- Business is Vertically Integrated in Hemp
    - Growing/harvesting to Biomass
    - CBD Biomass to Crude oil
    - Crude to Distillate CBD CBG CBDA
    - Distillate to Isolate CBD and CBG
    - Isolate to isomers D-8/ D-10/ CBN / THCO
- Medical Device division poised to capitalize on addressing the opioid crisis and aging population

- White-Label Business projected to grow 10-fold over 3-years

- Lifestyle Branded Launching late 2021.

+ 450%

Projected
2021 Revenue at Current Sales Volumes over 2020

Corporate Structure – 2021 – Operating Divisions


Pure Health Products
White-label CBD Products Sales & Ops
Lifestyle Branded Marketing
Green Grow Farms, Inc.
Two Grow Licenses NY
Processing Permit NY
Hemp Operating Division
Botanical Biotech, LLC Miami, FL
TN Botanicals, LLC Mcminnville, TN
CO Botanicals, LLC Mead, CO
Isolate Processing To Isomers
R&d D-10, Cbn, Cbg, Cbda
Biomass Processing To Isolate
Industrial Hemp Production
Duramed Inc.
No Fault Insurance
Medicare & Work Comp
Imbibe Wellness Solutions
Celebrity Specific Products
Influencer Branding

White Label CBD Sales & Operations

- **PROPRIETARY NANO TECHNOLOGY (Molecule to 30 nanometers = <u>450% + absorption)</u>**
- New High Speed State-of-the-Art Production Equipment installed in 2021 allows for
  - 10 X Increasing tincture capacity
  - 10 X Increasing powders & salves capacity
- GMP Compliant – **Soon to be NSF Certified**
  - **NSF allows for competitive bidding on major chain and retail customers**
- High Speed Over 100 SKU's
- Legal and compliance


YOUR
BRAND
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Class 7 Clean Room

Provides ability to produce highest quality products in secure environment.

Lab Tested

3rd Party Lab Certificate of Analysis Posted on Web Site for All Products

CBD Branded Marketing

- All Can B CBD brands are THC free Cannabidiol (CBD) isolate products.
- All products are produced in our manufacturing facility in Lacey, WA.
- The custom-formulation produces an Ultra-Pure Nano; 99.95% pure CBD and non-GMO.
- All products are made from Certified Organic Materials.

Major Product forms | SKUs Topicals, Ingestibles, Bath Products, Pet Products



30
Can B
SUPERFOODS
Vitamins, Minerals, Omega 3, 5 & 9 Protein & Fiber
CACAO
CHOCOLATE
Nutritional Daily Shake

CANBIOLA

Primary Distribution Channel:
Doctors & medical facilities.

Positioning:
Recommended by doctors

Primary Distribution Channel:
DTC | Online |Retail

Positioning:
The CBD that's right for me.

NuWellness

Primary Distribution Channel:
Independent Pharmacists.

Positioning:
Pharmacist Recommended.

SEVEN CHAKRAS

Primary Distribution Channel:
Spas & Salons

Positioning:
The CBD that Empowers me.



NEW!
Can B
SUPERFOODS
Vegan & Non GMO
No Preservatives
No Artificial Flavoring
Made with Raw Foods
MADE WITH REAL WHOLE FOOD SUPERFOODS. NOT EXTRACTS!

Mead, Colorado

Processing

Current monthly capacity of 140,000 pounds of biomass into winterized and decarbed crude.

Production

- Current output on average is 5,000 liters of winterized and decarbed CBD crude oil on a monthly basis.
- The Crude then goes to our Fort Morgan facility









Targeting 2022 Max Monthly Capacity of Biomass Processing – 240,000 pounds of biomass and Max Monthly Capacity of Crude Produced – 10,000+ liters of winterized and decarbed crude

Fort Morgan, Colorado

Processing and Production

- Current Monthly Capacity of processing 14,000 liters of input winterized and decarbed crude to distillate.
- Current Monthly Capacity of processing 3,300 kilos of CBD isolate per month
- Industrial Products: Fort Morgan also produces and sells Hemp seed for the food industry and Hemp Fiber for the fabric and building materials.

Targeting for 2022

Max Monthly Capacity of crude processed into distillate is 28,000 liters of input crude material.

Max Monthly Capacity of Isolate Production: 6,600 kilos.





McMinnville, Tennessee

R&D Lab





Butane Lab Producing Acid Forms of molecule from hemp flower into CBDA / CBCS /CBGA

- R&D facility for isolate to isomer (D8, D10, CBN, THCO
- Flower spray operation for isomers

Extraction





- Converting Hemp Derived CBD into Isomers
- Acid forms of molecule to CBDA / CBGA / CBCA

McMinnville, Tennessee

Processing





- Current Monthly Production of Delta-8 Isomer is 1,500 Liters per Month
- CBD isolate to Delta-8, Delta-10, THCO, CBN and other isomers.
- 20 hour per day operations

Production




- Wipe Film Distillation to CBD/ CBG / CBC Distillate
- Complete Retail Line including vapes, tinctures, shatter, creams, lotions, smokable flower & more.

Targeting For 2022 Max Monthly Isomer Production is 5,000+ liters of Delta-8 per month

According to Hemp Benchmarks July 31, 2021 Survey D-8 Wholesale price is $650/Liter

Miami, Florida

Processing

- Taking CBD Isolate to Delta-8 through an isomerization process
- Further processing via additional distillation into isomers such as Delta-10, CBN, THCO





Products

- Taking Delta-8 to Retail Products such as Vapes, Salves, Ointments, Tincures
- Delta-8 sprayed smokable hemp flower
- Edibles such as Delta-8 gummies, chocolates, ice cream, suckers, popcorn & gelatos



Miami, Florida

R&D Lab

- R&D facility for isolate to isomer D-8 D-10 CBN
- Flower spray operation for Delta-8 and edible products



Production

- Current Monthly Capacity of 1,200 Liters of Delta-8



Outreach

- CBD Wellness Education and Retail Showroom
- Corporate meeting lounge and event center opening soon



Targeting 2022 for Maximum Monthly Production of 2,400 Liters of Delta-8 per Month

According to Hemp Benchmarks July 31, 2021 Survey , D-8 Wholesale price is $650/Liter

Upstate, New York

- Two NY Grow/Cultivation Licenses
- Processing and Extraction Registration with New York State
- Currently GGFI is not growing due to available biomass capacity for less cost than growing and harvesting
- **Currently growing 26 a. double density industrial field in CO under Botanical Biotech**

- Controlled Environment for seed propagation & clones
- Farm partners on lease/profit share program for growing
- Developing auto packaging for bulk & pre-roll


THAT'S FIRE CBD







VERTICALLY INTEGRATED

Pain Management & Injury Recovery Medical Equipment

2021 / 2022 MAJOR STRATEGIC INITATIVES

Expand Medical Device Offerings

Acquire other lines of pain management and injury recovery devices. Support quicker return to work episodes and reduce reliance on opioids.

Future addition of Braces, Supports, and Props to Device Lineup

Pain Management & Injury Recovery

Accelerate healing, reduce pain, reduce swelling & improve injury recovery via capillary vessel stimulation


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15

Worker's Compensation & In-House Billing

In-House Billing	Worker's Compensation & Medicare
Establish internal operations to increase control and profitability of billing and collections	Expansion and increased leverage against profitable and growing market.

- USA manufactured
- FDA Approved
- Used by US Military & Major
  - ➢ Pro and college Sports Team

- Offices and Operations in specific "No- Fault" States
- Long Island, NY
- Detroit MI
- Coming soon in Miami, FL


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Management Team



Marco Alfonsi
Chairman, Director, & CEO

- 20-year career as financial service professionalwhere he was directly and indirectly involvedin raising over $100M for smalland medium sized businesses
- Owned, operated, financed and soldseveral businesses
- Held seniormanagement positions with a number of financialinstitutions



Stanley L. Teeple
Director & CFO

- Former Senior Vice President, CFO, Corporate Secretary, and Chief Compliance Officer of Multiple Publicly Traded Companies
- Held numerous senior management positions in several public and private companies across a broad spectrum of industries



Philip P. Scala
Chief Operating Officer

- Mr. Scala is the founder and CEO of Pathfinder Consultants International, Inc. ("Pathfinder") since 2008.
- Mr. Scala served the United States Army for five years followed by his 29 years of service with the FBI. Mr. Scala received his bachelor's degree and MBA in accounting from St. John's University; he also earned a Master of Arts degree in Psychology from New York University.

OPERATING DIVISION MANAGERS AND DIRECTORS

Hemp Operations-
Co Directors Rickey Minton and Bradley Lebsock

CO Botanicals LLC Operations-
Bobby Lebsock

TN Botanicals LLC Operations-
Chris LePlante

Botanical Biotech LLC Operations-
Jesse Morris & Brandon Ault

Duramed Inc./ Duramed MI
Sonia Sachdeva- Director of Operations

Pure Health Products LLC-
Pat Ferro- Divisions President

Imbibe Health Solutions, LLC-
Walter Hoelzel- Division President

Green Grow Farms, Inc.-
Corporate managed

Growth Strategy Building Blocks

01.

Employment of Niche and Broader Consumer Go-to-Market Strategies for CBD and Non-CBD lines.

02.

Business is vertically Integrated - Biomass to Isomers

03.

Medical Device division poised to capitalize on addressing the opioid crisis and aging population.

04.

White-Label Business projected to grow 10-fold after NSF Food Safety Approval. Approval expected in September thereby allowing manufacturing for major retailers worldwide.

05.

Lifestyle Branded Business launching with iconic brand.

06.

Pharmaceutical and nutraceutical supplement line and market expansions

Corporate Revenue Growth


Revenue & Gross Margin YOY $ 000's
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2017
2018
2019
2020
2021
Revenue
Gross Margin

Advisory Boards

Directors

Marco Alfonsi
Chairman, Director & CEO CanB Corp.

Stan Teeple
Director & CFO CanB Corp.

Fredrick Alger Boyer, Jr.
Independent Director
Served as Head of Equities for the New York based investment bank H.C. Wainwright & Co. Prior leadership roles include work with Rodman & Renshaw, Oppenheimer, Piper Jaffray, and Credit Suisse in New York, San Francisco, and Minneapolis.

James F. Murphy
Independent Director
Founder and President of Sutton Associates. From 1980 to 1984, Mr. Murphy was an Assistant Special Agent in Charge with the Federal Bureau of Investigation,

Senator Ron Silver
Independent Director
Former Florida Senate majority leader and chairman of both the Appropriations Subcommittee on Health and Human Services and Criminal Justice

Medical

Matt Ferenc, D.O.
Works at level 1 trauma center in Fort Lauderdale, Florida. Assistant clinical professor for NOVA and for FIU

Patrick Fratellone, M.D. RH (AHG) FIM
Integrative physician in New York City.
Registered Herbalist RH and a member of the American Herbal Guild

Robert A. Kornfeld, M.D.
First holistic oriented podiatrist in the U.S. Expert in homeopathic injection therapy, nutritional and herbal medicine, lower extremity biomechanics and functional medicine

Corporate

John Bach, Esq.
Chief Business Development Officer, and General Counsel to The Whitmore Agency, Garden City, NY.

Steven Medina, Esq.
Well-recognized and seasoned healthcare professional in corporate compliance

Stock Listing

Stock Symbol: CANB

CANBCORP.COM (516) 595-9544

Stock Information		Operational Overview	
Exchange / Ticker	OTCQB:CANB	Headquarters	Hicksville, NY
Stock Price	$.68	No. Employees	50
Market Cap	$17M	Founded	2015
No. Shares Outstanding	25 M	Fiscal Year	Dec. 31
No. of Shareholders	4,691	2020 Dec YE Revenue	$1.7 M



THANK YOU

Marco Alfonsi

marco@canbiola.com

StanTeeple

stan@canbiola.com